Exhibit (d)(2)
                               FIRST AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT


         This Amendment is made as of the 19th day of March, 2003, to each Investment Management Agreement listed on Schedule A (the "Agreement") between the Trusts/Corporations listed thereon, on behalf of the Funds listed thereon, and Deutsche Investment Management Americas Inc.

         The parties agree to amend the Agreement by inserting the following paragraph at the end of Section 4:

         You are authorized to delegate to such agents as you may deem desirable to assist you in performing your duties under this section 4, provided that (i) the Trust/Corporation's Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust/Corporation or any party to this Agreement, has given its prior approval to any such delegation, (ii) you are responsible for compensating any such agent, and (iii) you shall be fully responsible and liable to the Trust/Corporation for the acts or omissions of any such agents as you are for your own acts and omissions under the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the day and year first set forth above.


                               EACH TRUST/CORPORATION LISTED
                               ON SCHEDULE A

                               By: /s/ Richard T. Hale
                               -------------------------------------------------
                                    Richard T. Hale
                                    President

                               DEUTSCHE INVESTMENT
                               MANAGEMENT AMERICAS INC.

                               By:  /s/ William G. Butterly, III
                               -------------------------------------------------
                                     William G. Butterly, III
                                     General Counsel, Chief Legal Officer &
                                     Secretary

                                   SCHEDULE A
                                       TO
                               FIRST AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT
                         -------------------------------



                                                                                           Date of Investment
                                                                                               Management
              Trust/Corporation                                    Fund                        Agreement
              -----------------                                    ----                        ---------

Scudder Aggressive Growth Fund                                                              April 5, 2002

Scudder Blue Chip Fund                                                                      April 5, 2002

Scudder Dynamic Growth Fund                                                                 April 5, 2002

Scudder Equity Trust                            Scudder-Dreman Financial Services Fund      April 5, 2002

Scudder Growth Fund                             Scudder Growth Fund                         April 5, 2002

Scudder New Europe Fund, Inc.                   Scudder New Europe Fund                     April 5, 2002

Scudder Target Fund                             Scudder Target 2010 Fund                    April 5, 2002

                                                Scudder Target 2011 Fund                    April 5, 2002

                                                Scudder Target 2012 Fund                    April 5, 2002

                                                Scudder Target 2013 Fund                    April 5, 2002

                                                Scudder Retirement Fund -                   April 5, 2002
                                                Series V

                                                Scudder Retirement Fund -                   April 5, 2002
                                                Series VI

                                                Scudder Retirement Fund -                   April 5, 2002
                                                Series VII

                                                Scudder Worldwide 2004 Fund                 April 5, 2002

Scudder Technology Fund                                                                     April 5, 2002

Scudder Total Return Fund                                                                   April 5, 2002



                                                                                           Date of Investment
                                                                                               Management
              Trust/Corporation                                    Fund                        Agreement
              -----------------                                    ----                        ---------

Scudder Focus Value Plus Growth                                                             April 5, 2002
Fund

Scudder Value Series, Inc.                      Scudder Contrarian Fund                     April 5, 2002

                                                Scudder-Dreman High Return                  April 5, 2002
                                                Equity Fund

                                                Scudder-Dreman Small Cap Value              April 5, 2002
                                                Fund

Scudder High Income Series                      Scudder High Income Fund                    April 5, 2002

Scudder State Tax-Free Income                   Scudder California Tax-Free                 April 5, 2002
Series                                          Income Fund

                                                Scudder New York Tax-Free                   April 5, 2002
                                                Income Fund

                                                Scudder Florida Tax-Free                    April 5, 2002
                                                Income Fund

Scudder Strategic Income Fund                                                               April 5, 2002

Scudder U.S. Government                                                                     April 5, 2002
Securities Fund

Scudder Variable Series II                      Scudder Money Market Portfolio              April 5, 2002

                                                Scudder Total Return Portfolio              April 5, 2002

                                                Scudder High Income Portfolio               April 5, 2002

                                                Scudder Growth Portfolio                    April 5, 2002

                                                Scudder Government Securities               April 5, 2002
                                                Portfolio

                                                Scudder International Select                April 5, 2002
                                                Equity Portfolio


                                                                                           Date of Investment
                                                                                               Management
              Trust/Corporation                                    Fund                        Agreement
              -----------------                                    ----                        ---------

                                                Scudder Small Cap Growth                    April 5, 2002
                                                Portfolio

                                                Scudder Investment Grade Bond               April 5, 2002
                                                Portfolio

                                                Scudder Contrarian Value                    April 5, 2002
                                                Portfolio

                                                SVS Dreman Small Cap Value                  April 5, 2002
                                                Portfolio

                                                SVS Focus Value+Growth                      April 5, 2002
                                                Portfolio

                                                Scudder Blue Chip Portfolio                 April 5, 2002

                                                Scudder Strategic Income                    April 5, 2002
                                                Portfolio

                                                SVS Dreman High Return Equity               April 5, 2002
                                                Portfolio

                                                SVS Dreman Financial Services               April 5, 2002
                                                Portfolio

                                                Scudder Global Blue Chip                    April 5, 2002
                                                Portfolio

                                                Scudder Aggressive Growth                   April 5, 2002
                                                Portfolio

                                                Scudder Technology Growth                   April 5, 2002
                                                Portfolio

                                                SVS Janus Growth Opportunities              April 5, 2002
                                                Portfolio

                                                SVS Janus Growth and Income                 April 5, 2002
                                                Portfolio



                                                                                           Date of Investment
                                                                                               Management
              Trust/Corporation                                    Fund                        Agreement
              -----------------                                    ----                        ---------

                                                SVS Eagle Focused Large Cap                 April 5, 2002
                                                Growth Portfolio

                                                SVS Invesco Dynamic Growth                  April 5, 2002
                                                Portfolio

                                                SVS Turner Mid Cap Growth                   April 5, 2002
                                                Portfolio

                                                SVS Oak Strategic Equity                    April 5, 2002
                                                Portfolio

                                                SVS Davis Venture Value                     April 5, 2002
                                                Portfolio

                                                SVS MFS Strategic Value                     May 1, 2002
                                                Portfolio

Scudder High Income Trust                                                                   April 5, 2002

Scudder Intermediate Government Trust                                                       April 5, 2002

Scudder Multi-Market Income Trust                                                           April 5, 2002

Scudder Municipal Income Trust                                                              April 5, 2002

Scudder Strategic Income Trust                                                              April 5, 2002

Scudder Strategic Municipal Income Trust                                                    April 5, 2002

Cash Account Trust                              Money Market Portfolio                      April 5, 2002

                                                Government Securities Portfolio             April 5, 2002

                                                Tax-Exempt Portfolio                        April 5, 2002

Cash Equivalent Fund                            Money Market Portfolio                      April 5, 2002



                                                                                           Date of Investment
                                                                                               Management
              Trust/Corporation                                    Fund                        Agreement
              -----------------                                    ----                        ---------

                                                Government Securities Portfolio             April 5, 2002

                                                Tax-Exempt Portfolio                        April 5, 2002

Investors Cash Trust                            Government Securities Portfolio             April 5, 2002

                                                Treasury Portfolio                          April 5, 2002

Investors Municipal Cash Fund                   Investors Florida Municipal Cash            April 5, 2002
                                                Fund

                                                Investors Michigan Municipal                April 5, 2002
                                                Cash Fund

                                                Investors New Jersey Municipal              April 5, 2002
                                                Cash Fund

                                                Investors Pennsylvania Municipal            April 5, 2002
                                                Cash Fund

                                                Tax-Exempt New York Money                   April 5, 2002
                                                Market Fund

Tax-Exempt California Money                                                                 April 5, 2002
Market Fund

Scudder Money Funds                             Scudder Money Market Fund                   April 5, 2002

                                                Scudder Government Money Fund               April 5, 2002

                                                Scudder Tax-Exempt Money Fund               April 5, 2002

Scudder YieldWise Funds                         Scudder YieldWise Money Fund                April 5, 2002

                                                Scudder YieldWise Government                April 5, 2002
                                                Money Fund

                                                Scudder YieldWise Municipal                 April 5, 2002
                                                Money Fund

Scudder Portfolios                              Scudder Cash Reserves Fund                  April 5, 2002

